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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          January 5, 1998
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                         Cross-Continent Auto Retailers, Inc.
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                (Exact name of registrant as specified in its charter)

                                       Delaware
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                    (State or other jurisdiction of incorporation)

         333-06585                                    75-2653095
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  (Commission file number)                (IRS Employer Identification Number)

      1201 South Taylor Street, Amarillo, TX                  79101
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     (Address of principal executive offices)               (Zip Code)

                                   (806) 374-8653
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               (Registrant's telephone number, including area code)

                                   not applicable
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             (Former name or former address, if changed since last report)

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Item 5. Other Events.

     On January 5, 1998, Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "Company") purchased all of the outstanding capital stock (the "Dealership Shares") of JRJ Investments, Inc., a Nevada corporation, d/b/a Chaisson Motor Cars and Chaisson BMW, from The Chaisson Family Trust R-501 (the "Trust"). Chaisson Motor Cars is a franchised Volkswagen, Audi, BMW, Land Rover, Jaguar, Rolls-Royce, and Bentley automobile dealership operating in Las Vegas, Nevada. Chaisson BMW is a franchised BMW automobile dealership operating in Henderson, Nevada.

     The Dealership Shares were purchased in exchange for aggregate consideration consisting of (a) 128,205 shares of restricted common stock of the Company, par value $.01 per share (the "Common Stock") formerly held by the Company as treasury stock; (b) cash in the amount of $13,564,994; and
(c) a promissory note in the principal amount of $2,760,000 from the Company payable to the Trust. The cash portion of the purchase price was provided by cash flows from continuing operations and $11,000,000 of borrowings evidenced by a revolving line of credit the Company has established with Texas Commerce Bank National Association.



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                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                  CROSS-CONTINENT AUTO RETAILERS, INC.


Date:  January 22, 1998
                                  By:         /s/ James F. Purser
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                                      Name:     James F. Purser
                                      Title:    Chief Financial Officer




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                                  EXHIBIT INDEX

2.1 Stock Purchase Agreement dated as of October 8, 1997, by and among Cross-Continent Auto Retailers, Inc., The Chaisson Family Trust R-501, and JRJ Investments, Inc. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, incorporated herein by reference).
2.2 Amendment to Stock Purchase Agreement dated as of October 14, 1997, by and among Cross-Continent Auto Retailers, Inc., The Chaisson Family Trust R-501, and JRJ Investments, Inc. (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, incorporated herein by reference).
2.3 Amended and Restated Stock Purchase Agreement dated as of November 1, 1997, by and among Cross-Continent Auto Retailers, Inc., The Chaisson Family Trust R-501, and JRJ Investments, Inc. (omitting exhibits thereto, which will be furnished supplementally to the Commission upon request).
10.1 Unsecured Promissory Note, dated January 5, 1998, by Cross-Continent Auto Retailers, Inc. to The Chaisson Family Trust R-501, in the principal amount of $2,760,000.00.
10.2 Triple Net Lease Agreement covering 2333 South Decatur Boulevard, Las Vegas, Nevada, by and between JRJ Properties and JRJ Investments, Inc. dated November 1, 1997.
10.3 Triple Net Lease Agreement covering 261 and 251 Auto Mall Drive, Henderson, Nevada, by and between The Chaisson Family Trust R-501 and JRJ Investments, Inc. dated November 1, 1997.
10.4 Management Agreement by and among Cross-Continent Auto Retailers, Inc., JRJ Investments, Inc., and The Chaisson Family Trust R-501 dated as of November 1, 1997.
10.5 Management Agreement by and among Cross-Continent Auto Retailers, Inc., JRJ Investments, Inc., and The Chaisson Family Trust R-501 dated as of January 5, 1998.
10.6 Escrow Agreement by and among Cross-Continent Auto Retailers, Inc., The Chaisson Family Trust R-501, and United Title of Nevada, Inc. dated as of January 5, 1997.
10.7 Employment Agreement between James J. Chaisson, Jr. and JRJ Investments, Inc. dated as of November 1, 1997.
10.8 Employment Agreement between John P. Chaisson and JRJ Investments, Inc. dated as of November 1, 1997.
10.9 Employment Agreement between Ryan A. Cook and JRJ Investments, Inc. dated as of November 1, 1997.
10.10 Agreement Regarding Stock Options between James J. Chaisson, Jr., and Cross-Continent Auto Retailers, Inc. dated January 5, 1998.
10.11   Agreement Regarding Jaguar Assets by and among The Chaisson
        Family Trust R-501, Chaisson Diversified Investments, Inc., Cross-Continent Auto Retailers, Inc., & JRJ Investments, Inc.
99.1 Copy of press release issued by Cross-Continent Auto Retailers, Inc. on January 6, 1998.